UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2017

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana 46240

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On May 31, 2017, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 26, 2017, among Stonegate Mortgage Corporation, an Ohio corporation (“Stonegate”), Home Point Financial Corporation, a New Jersey corporation (“Home Point”) and Longhorn Merger Sub, Inc., an Ohio corporation and wholly owned subsidiary of Home Point (“Merger Sub”), Home Point completed its previously announced acquisition of Stonegate through the merger of Merger Sub with and into Stonegate, with Stonegate as the surviving corporation (the “Merger”). As a result of the Merger, Stonegate became a wholly owned direct subsidiary of Home Point.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each share of Stonegate’s common stock, par value $0.01 per share (“Stonegate Common Stock”), issued and outstanding immediately prior to the Effective Time, except for certain excluded shares, was automatically converted into the right to receive $8.00 in cash without interest (the “Merger Consideration”). In addition, subject to the terms and conditions of the Merger Agreement, at the Effective Time: (1) each outstanding option to purchase shares of Stonegate Common Stock granted by Stonegate fully vested and was converted automatically into the right to receive an amount in cash without interest equal to the product of (x) the number of shares of Stonegate Common Stock subject to such option, multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price per share of such option; and (2) each outstanding restricted stock unit subject only to service-based vesting conditions granted by Stonegate fully vested and was converted automatically into the right to receive an amount in cash without interest equal to the product of (x) the number of shares of Stonegate Common Stock subject to such unit, multiplied by (y) the Merger Consideration.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Stonegate’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2017, and the Letter Agreement, dated as of May 24, 2017, among Stonegate, Home Point and Merger Sub, which was filed as Exhibit 10.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on May 25, 2017, both of which are incorporated herein by reference. The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Shares of Stonegate Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and are listed on the New York Stock Exchange (the “NYSE”) under the symbol “SGM.” In connection with the consummation of the Merger, at the Effective Time, each share of Stonegate Common Stock (other than certain excluded shares) was automatically cancelled and converted into the right to receive the Merger Consideration. Shares of Stonegate Common Stock will be suspended from trading on the NYSE effective prior to the opening of trading on June 1, 2017. At Stonegate’s request, the NYSE will file on June 1, 2017 with the SEC a Form 25 on Stonegate’s behalf to commence the process of withdrawing shares of Stonegate Common Stock from listing with the NYSE and terminating the registration of such shares under Section 12(b) of the Exchange Act. Stonegate intends to file with the SEC a certification and notice on Form 15 under the Exchange Act to terminate the registration of the shares of Stonegate Common Stock under the Exchange Act and suspend its reporting obligations with respect to such shares under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

As a result of the consummation of the Merger, at the Effective Time, a change of control of Stonegate occurred and Stonegate became a wholly owned direct subsidiary of Home Point.

The total cash consideration paid by Home Point for all of the outstanding equity securities of Stonegate was approximately $211 million in cash, which was funded in part by cash contributions received from certain investment funds managed by Stone Point Capital LLC pursuant to an equity commitment letter, dated as of January 26, 2017, for purposes of funding the Merger Consideration and related fees and expenses.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

James V. Smith, former Chief Executive Officer and President of Stonegate; Carrie Preston, former Chief Financial Officer of Stonegate; R. Douglas Gilmore, former Chief Information Officer of Stonegate; Kelly Henry, former Chief Risk Officer of Stonegate; David L. Dill, former Executive Vice President of Loan Servicing of Stonegate; David Kress, former General Counsel and Secretary of Stonegate; Steve Landes, former Director of National Sales of Stonegate and former President of NattyMac; and John Macke, former Executive Vice President of Capital Markets of Stonegate, resigned from their roles as executive officers of Stonegate effective as of the Effective Time. In addition, effective as of the Effective Time, Mr. Smith, Richard A. Kraemer, Kevin Bhatt, James G. Brown, Sam Levinson, Richard A. Mirro, and J. Scott Mumphrey, constituting all of the members of the board of directors of Stonegate as of immediately prior to the Effective Time, resigned from their roles as directors of Stonegate. None of these resignations were as a result of any disagreement with Stonegate, its management or its board of directors.

At the Effective Time, William Newman, Agha S. Khan, Stephen A. Levey, and Eric L. Rosenzweig became the directors of Stonegate and the following persons were appointed as executive officers of Stonegate: William Newman, as Chief Executive Officer and President; Howard Nathan, as Chief Financial Officer and Treasurer; Matthew Goodman, as Secretary; and Sheryl Johnson, as Chief Legal Officer.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, and pursuant to the terms of the Merger Agreement, the Articles of Incorporation and Code of Regulations of Stonegate became the Articles of Incorporation and Code of Regulations of the surviving corporation of the Merger. A copy of the Articles of Incorporation of Stonegate was filed as Exhibit 3.1 to Stonegate Mortgage Corporation Amendment No. 1 to S-1 filed with the SEC on September 30, 2013, and a copy of the Code of Regulations of Stonegate was filed as Exhibit 3.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on January 27, 2017. Both documents are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 26, 2017, by and among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on January 27, 2017).

3.1	Third Amended and Restated Articles of Incorporation of Stonegate Mortgage Corporation (incorporated by reference to Exhibit 3.1 to Stonegate Mortgage Corporation Amendment No. 1 to S-1 filed with the SEC on September 30, 2013 (File No. 333-191047)).

3.2	Fourth Amended and Restated Code of Regulations of Stonegate Mortgage Corporation (incorporated by reference to Exhibit 3.1 of Stonegate’s Current Report on Form 8-K filed with the SEC on January 27, 2017).

10.1	Letter Agreement, dated as of May 24, 2017, among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc. (incorporated by reference to Exhibit 10.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on May 24, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

By:	/s/ William Newman
Name:	William Newman
Title:	Chief Executive Officer

Dated: May 31, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 26, 2017, by and among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on January 27, 2017).

3.1	Third Amended and Restated Articles of Incorporation of Stonegate Mortgage Corporation (incorporated by reference to Exhibit 3.1 to Stonegate Mortgage Corporation Amendment No. 1 to S-1 filed with the SEC on September 30, 2013 (File No. 333-191047)).

3.2	Fourth Amended and Restated Code of Regulations of Stonegate Mortgage Corporation (incorporated by reference to Exhibit 3.1 of Stonegate’s Current Report on Form 8-K filed with the SEC on January 27, 2017).

10.1	Letter Agreement, dated as of May 24, 2017, among Stonegate Mortgage Corporation, Home Point Financial Corporation, and Longhorn Merger Sub, Inc. (incorporated by reference to Exhibit 10.1 to Stonegate’s Current Report on Form 8-K filed with the SEC on May 24, 2017).